Exhibit 10.1

AMENDING AGREEMENT
THIS AMENDING AGREEMENT dated as of this 27th day of April, 2014 by and among (i) Westmoreland Coal Company, a corporation organized and existing under the laws of the state of Delaware (“Coal Parent”) (ii) Westmoreland Canada Holdings Inc., a wholly-owned Canadian subsidiary of Coal Parent, organized and existing under the laws of the Province of Alberta (“Coal Acquiror”), (iii) Altius Minerals Corporation, a corporation organized and existing under the laws of the Province of Alberta, (“Royalty Parent”) (iv) Altius Prairie Royalties Corp., a wholly-owned Canadian subsidiary of Royalty Parent organized and existing under the laws of the Province of Alberta (“Royalty Acquiror”), (v) Sherritt International Corporation, a corporation organized and existing under the laws of the Province of Ontario (“Sherritt”), (vi) 1836774 Ontario Limited, a wholly-owned subsidiary of Sherritt, organized and existing under the laws of the Province of Ontario (“1836774”), (vii) 1683740 Alberta Ltd., a wholly-owned subsidiary of Sherritt, organized and existing under the laws of the Province of Alberta (“Vendor”), (viii) Prairie Mines & Royalty Ltd., an indirect and wholly-owned subsidiary of Sherritt, organized and existing under the laws of the Province of Alberta (“PMRL”), and (ix) Coal Valley Resources Inc., a corporation organized and existing under the laws of the Province of Alberta (“CVRI” and together with PMRL, the “Coal Entities”).
R E C I T A L S:
WHEREAS Coal Acquiror, Royalty Acquiror, Coal Parent, Royalty Parent, Sherritt, the Vendor, 1836774 and the Coal Entities (collectively, the “Parties” and each a “Party”) are parties to an Arrangement Agreement dated December 24, 2013 (the “Arrangement Agreement”);
AND WHEREAS the Parties wish to amend the Arrangement Agreement as set forth in this agreement (this “Amending Agreement”);
NOW THEREFORE THIS AGREEMENT witnesses that in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration (the receipt and adequacy of which are hereby acknowledged), the Parties agree as follows:

1.	Capitalized Terms
Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Arrangement Agreement.

2.	Amendment of Arrangement Agreement
The Parties hereby agree to amend the Arrangement Agreement as follows:

(a)
by adding the words “and where context requires includes Acquireco ULC” following the reference to “has the meaning set forth in the Preamble” in the definition of Coal Acquiror in Section 1.1 of the Arrangement Agreement.

(b)	by adding the following definitions to Section 1.1 of the Arrangement Agreement in appropriate alphabetical order:

“LC Issuer” has the meaning set forth in Section 15.7(b);

(c)
by adding reference to “and shall exclude amounts of Indebtedness for which payoff amounts are held in escrow to be paid in connection with the Payoff Letter” after the reference to “provided however that the amount in (i) above shall exclude amounts of Indebtedness pursuant to Assumed Capital Leases for up to $153 million” in the definition of Closing Date Indebtedness in Section 1.1 of the Arrangement Agreement.

(d)
by adding reference to “the letter agreement relating to severance between Westmoreland Coal Company, Westmoreland Canada Holdings Inc., Sherritt International Corporation, 1683740 Alberta Ltd. and Prairie Mines & Royalty Ltd. dated February 27, 2014” after the reference to Coal Side Letter in the definition of Coal Ancillary Agreements in Section 1.1 of the Arrangement Agreement.

(e)	by deleting reference to “four” in the definition of Geneseecos in Section 1.1 of the Arrangement Agreement and replacing such reference with “three”.

(f)	by deleting reference to “limited” in the definition of Landco in Section 1.1 of the Arrangement Agreement and replacing such reference with “unlimited”.

(g)	by adding reference to “cash” before the reference to “accounts receivable” in the definition of Net Working Capital and Coal Inventory in Section 1.1 of the Arrangement Agreement.

(h)	by deleting the references to “June 30, 2013” in the definition of Outside Date in Section 1.1 of the Arrangement Agreement and replacing these references with “June 30, 2014”.

(i)
by adding reference to “the letter agreement between Sherritt, Vendor, Royalty Acquiror and Royalty Parent dated April 23, 2014” after the reference to Royalty Side Letter in the definition of Royalty Ancillary Agreements in Section 1.1 of the Arrangement Agreement.

(j)	by deleting Section 11.9 to the Arrangement Agreement in its entirety and replacing it with the Section 11.9 set forth in Schedule “A” attached hereto.

(k)	by deleting the reference to “Article 3 and Article 5” in Section 12.1(a) of the Arrangement Agreement and replacing this reference with “Article 4 and Article 6”.

(l)	by deleting the reference to “Article 4 and Article 6” in Section 13.1(a) of the Arrangement Agreement and replacing this reference with “Article 3 and Article 5”.

(m)	by deleting the reference to “Section 12.1” in Section 15.2(a)(v) and replacing this reference with “Section 13.1”.

(n)
by adding the word “file” prior to the reference to “all relevant income tax returns”, by deleting the reference to “with the relevant statutory periods” and replacing this reference with “within the relevant statutory periods”, by deleting the reference to “December 22, 2013” as the date of the Felesky Flynn LLP memo and replacing this reference with

“April 25, 2014” and by adding “Sherritt and” prior to the reference to “Vendor of any obligation” in Section 15.4(b) of the Arrangement Agreement.

(o)
by deleting the reference to “the Coal Purchase Price” in Section 15.5(c) and replacing such reference with “the aggregate of the Coal Purchase Price less the Royalty Purchase Price and CDP Purchase Price”.

(p)
by deleting the reference to “the Coal Purchase Price” in Section 15.5(d) and replacing such reference with “the aggregate of the Coal Purchase Price less the Royalty Purchase Price and CDP Purchase Price”.

(q)
by labelling the current Section 15.7 of the Arrangement Agreement as Section 15.7(a) and deleting the reference to “Section 15.7” within such section and replacing such reference with “Section 15.7(a)” and by adding the following as Section 15.7(b) of the Arrangement Agreement:

(b)    “The parties will co-operate and take reasonable steps within their control to cause any amounts which become owing under liabilities secured by the Letters of Credit (as set forth in Schedule 15.7(b) hereto) to be satisfied under the applicable replacement security provided by the Coal Parent in respect of such liability. Notwithstanding the foregoing, subject to the provisions of this Section 15.7(b), from and after Closing until such time as the Letters of Credit are cancelled and returned to National Bank of Canada, in its capacity as the issuer of the Letters of Credit (the “LC Issuer”), Coal Acquiror and Coal Parent agree to indemnify and hold the Vendor Indemnified Parties harmless from and against, any Losses sustained or suffered by the Vendor Indemnified Parties to the extent arising out of or in connection with the Letters of Credit (including, without limitation, any claims made against any Vendor Indemnified Party by the LC Issuer or any other third party in connection with the Letters of Credit).”

(r)	by adding as Schedule 15.7(b) “Letters of Credit” to the Arrangement Agreement, the Schedule 15.7(b) “Letters of Credit” attached hereto.

(s)	by deleting the reference to “Section 15.7” in the first sentence of Section 15.8 of the Arrangement Agreement and replacing such reference with “Section 15.7(a)”.

(t)
by deleting the reference to “the Coal Purchase Price” in Section 15.8 and replacing such reference with “the aggregate of the Coal Purchase Price less the Royalty Purchase Price and CDP Purchase Price”.

(u)
by labelling the current Section 15.9 of the Arrangement Agreement as Section 15.9(a) and deleting the reference to “Section 15.9” within such section and replacing such reference with “Section 15.9(a)” and by adding the following as Section 15.9(b) of the Arrangement Agreement:

(b)    “The parties will co-operate and take reasonable steps within their control to cause any amounts which become owing under liabilities secured by the CDP Letters of Credit (as set forth in Schedule “15.9(b)” hereto) to be satisfied under the applicable replacement security provided by the Royalty Parent in respect of such liability. Notwithstanding the foregoing, subject to the provisions of this Section 15.9(b), from and after Closing until such time as the CDP Letters of Credit are cancelled and returned to the LC Issuer, Royalty Parent and Royalty Acquiror agree to indemnify and hold the Vendor Indemnified Parties harmless from and against, any Losses sustained or suffered by the Vendor Indemnified Parties to the extent arising out of or in connection with the CDP Letters of Credit (including, without limitation, any claims made against any Vendor Indemnified Party by the LC Issuer or any other third party in connection with the CDP Letters of Credit).”

(v)	by adding as Schedule 15.9(b) “CDP Letters of Credit” to the Arrangement Agreement, the Schedule 15.9(b) “CDP Letters of Credit” attached hereto.

(w)	by deleting the reference to “Section 15.9” in the first sentence of Section 15.10 of the Arrangement Agreement and replacing such reference with “Section 15.9(a)”.

(x)	by adding “or Vendor” following the reference to “Sherritt” in Section 15.13 of the Arrangement Agreement.

(y)
by deleting the reference to “Indemnity Acknowledgement Agreement between Liberty Metals & Mining Holding, LLC, Liberty Metals & Mining Canadian Royalties Ltd., Liberty Metals & Mining Canadian Genesee Royalties Ltd., Liberty Metals & Mining Canadian Coal Royalties Ltd., Royalty Parent, Royalty Acquiror, Sherritt, the Vendor and 1836774, dated the date hereof” in Section 17.9 of the Arrangement Agreement and replacing this reference with “Indemnity Acknowledgement Agreement between Liberty Metals & Mining Holding, LLC, Liberty Metals & Mining Canadian Royalties Ltd., Liberty Metals & Mining Canadian Genesee Royalties Ltd., Liberty Metals & Mining Canadian Coal Royalties Ltd., Royalty Parent, Royalty Acquiror, Sherritt, the Vendor and 1836774, dated December 24, 2013, as amended on April 25, 2014”.

(z)	by deleting Schedule 1.1(a) “Plan of Arrangement” to the Arrangement Agreement in its entirety and by replacing it with Schedule 1.1(a) “Plan of Arrangement” attached hereto.

(aa)
by deleting Schedule 1.1(b) “Pre-Closing Reorganization Schedule” to the Arrangement Agreement in its entirety and by replacing it with Schedule 1.1(b) “Pre-Closing Reorganization Schedule” attached hereto.

(bb)
by deleting Schedule 2.5(a) “Target Working Capital and Coal Inventory” to the Arrangement Agreement in its entirety and by replacing it with Schedule 2.5(a) “Target Working Capital and Coal Inventory” attached hereto.

(cc)	by deleting Schedule 2.11 “Royalty Interest Transfer Agreement” to the Arrangement Agreement in its entirety and replacing it with Schedule 2.11 “Royalty Interest Transfer Agreement” attached hereto.

(dd)	by deleting Schedule 2.12 “Purchase Price Allocation” to the Arrangement Agreement in its entirety and by replacing it with Schedule 2.12 “Purchase Price Allocation” attached hereto.

(ee)
by replacing Sections 7-9 of Schedule 6 “Representations and Warranties of Sherritt and the Vendor to Royalty Acquiror and Royalty Parent as to the Royalty Assets and CDP Interest” to the Arrangement Agreement and replacing them in their entirety with Sections 7-9 as set forth in Schedule “B” attached hereto.

(ff)
by adding “Other than CDP Subsidiary, Maple Leaf Regional Railway Inc. (“Maple Leaf Subsidiary”) and Oro Del Norte S.A. (“ODN Subsidiary”), CDP has no direct or indirect Subsidiaries and holds no shares or other ownership, equity or proprietary interests in any other Person, directly or indirectly, and immediately prior to the Effective Time, other than CDP Subsidiary, Maple Leaf Subsidiary and ODN Subsidiary, CDP will have no direct or indirect Subsidiaries and will hold no shares or other ownership, equity or proprietary interests in any other Person, directly or indirectly.” as Section 21(f) of Schedule 6 of the Arrangement Agreement.

(gg)	by adding “since June 29, 2001, neither Maple Leaf Subsidiary nor ODN Subsidiary have carried on an active business” as Section 21(g) of Schedule 6 of the Arrangement Agreement.

(hh)
by adding “neither Maple Leaf Subsidiary nor ODN Subsidiary has any direct or indirect liabilities or material obligations, including material contractual obligations of any nature (including, but not limited to, any guarantees), in each case, whether accrued, absolute, contingent or otherwise.” as Section 21(h) of Schedule 6 of the Arrangement Agreement.

(ii)
by deleting the reference to “CDP Subsidiary” in Sections 22(b), 22(d)(ii) and 22(e) of Schedule 6 of the Arrangement Agreement and replacing such references with “CDP Subsidiary, Maple Leaf Subsidiary and ODN Subsidiary”.

(jj)
by adding “and its indirect interest in CDP Subsidiary, Maple Leaf Subsidiary and ODN Subsidiary” after the reference to “other than the CDP Interest” in Section 22(f) of Schedule 6 of the Arrangement Agreement.

(kk)
by deleting the references to “CDP and CDP Subsidiary” and “CDP or CDP Subsidiary” in Sections 22(c), 33(a)(i) and 33(a)(ii) of Schedule 6 to the Arrangement Agreement, as applicable, and replacing such references with “CDP and its Subsidiaries” and “CDP or its Subsidiaries”, respectively.

(ll)	by deleting the reference to “of” in Section 31(c) of Schedule 6 to the Arrangement Agreement and replacing such reference with “or”.

(mm)	by adding the following as Section 11.14 “Delivery of Books and Records”

“On or before the day that is ten (10) Business Days following the Closing Date, Sherritt and its Affiliates shall cause to be delivered to Royalty all information in their possession or under their direct control relating to Maple Leaf Regional Railway Inc. and Oro Del Norte S.A., including but not limited to the constating documents, minute books, resolutions of the directors and shareholders, share certificates, tax returns, financials statements, correspondence with any Governmental Authority, and all other books and records of such Subsidiaries.”

3.	Ratification of Arrangement Agreement
Except as is expressly provided for in this Amending Agreement, the Arrangement Agreement is in all respects ratified and confirmed and all terms and conditions thereof are and shall remain in full force and effect from the effective date of this Amending Agreement.

4.	References to Arrangement Agreement
Any reference to the Arrangement Agreement contained in the Arrangement Agreement, the Transaction Documents or in any other agreement between the Parties hereafter shall be read and construed as a reference to the Arrangement Agreement as amended by this Amending Agreement.

5.	Effective Date
The amendments to the Arrangement Agreement herein provided for shall be effective upon the date hereof.

6.	Enurement
This Amending Agreement shall be binding upon and enure to the benefit of the Parties and their respective successors and permitted assigns.

7.	Governing Law and Consent to Jurisdiction
This Amending Agreement shall be governed and construed in accordance with the laws of the Province of Alberta and the federal laws of Canada applicable therein. The parties hereto submit to the non-exclusive jurisdiction of the courts of the Province of Alberta.

8.	Counterpart Execution
This Amending Agreement may be executed in person or via facsimile in one or more counterparts, each of which when so executed shall be deemed an original, and such counterparts together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, each of the parties has executed or caused this Agreement to be executed by its duly authorized officer as of the date first written above.

WESTMORELAND COAL COMPANY

By:	/s/ Jennifer Grafton
Name: Jennifer Grafton
Title: General Counsel

WESTMORELAND CANADA HOLDINGS INC.

By:	/s/ Jennifer Grafton
Name: Jennifer Grafton
Title: Secretary

ALTIUS MINERALS CORPORATION

By:	/s/ Ben Lewis
Name: Ben Lewis
Title: Chief Financial Officer

ALTIUS PRAIRIE ROYALTIES CORP.

By:	/s/ Ben Lewis
Name: Ben Lewis
Title: Director

SHERRITT INTERNATIONAL CORPORATION

By:	/s/ David V. Pathe
Name: David V. Pathe
Title: President and CEO

[Signature page to Amending Agreement]

1683740 ALBERTA LTD.

By:	/s/ Dean Chambers
Name: Dean Chambers
Title: Director and CFO

1836774 ONTARIO LIMITED

By:	/s/ Dean Chambers
Name: Dean Chambers
Title: Director and CFO

PRAIRIE MINES & ROYALTY LTD.

By:	/s/ Dean Chambers
Name: Dean Chambers
Title: Director and CFO

COAL VALLEY RESOURCES INC.

By:	/s/ Dean Chambers
Name: Dean Chambers
Title: Director and CFO

[Signature page to Amending Agreement]